ACCOUNTS RECEIVABLE NET (Tables)	6 Months Ended
Jun. 30, 2022
ACCOUNTS RECEIVABLE NET
Schedule of Accounts receivable
	June 30,	December 31,
	2022	2021
	(Unaudited)
Accounts receivable - Sino-foreign Jointly Managed Academic Programs	$3,097,246	$2,398,821
Accounts receivable - smart campus projects	51,634	-
Accounts receivable - Tailored job readiness training services	20,245	1,363
Accounts receivable - Overseas Study Consulting Services	3,067	62,366
Accounts receivable	$3,172,192	$2,462,550